Exhibit 19

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    05/02/00 02:03 pm
  Investor Reporting System  v2.7     Monthly Statement         04/00 Activity
  ----------------------------------------------------------------------------
   Principal Receivables               FCARC               Investor
                                       ------------------- -------------------
    Beginning Principal Receivables    $4,608,551,638.40   $3,510,000,000.00
     Current Floating Allocation Pct.        56.76568733%        43.23431267%
    Total Adj. Principal Collections   $2,014,676,744.32   $1,534,433,359.42
    Principal Default Amounts                $113,531.37          $86,468.63
     As a Percentage of Collections           0.00563522%         0.00563522%
    Monthly Principal Amortized                                        $0.00
    Ending Principal Receivables       $4,595,555,256.84   $3,510,000,000.00
     New Floating Allocation Pct.            56.69636578%        43.30363422%
   Interest Collections                FCARC               Investor
                                       ------------------- -------------------
    Total Interest Collections            $39,789,346.55      $30,304,663.45
  -----------------------------------------------------------------------------
   Early Amortization Triggered?                           Yes              No
                                                           ---              --
    1.  Breach of covenants or agreements made in the                       x
        PSA and uncured for 45 days
    2.  Breach of any representation or warranty made                       x
        in the PSA and uncured for 60 days
    3.  Bankruptcy, insolvency or receivership of FMCC,                     x
        FCARC, or Ford
    4.  FCARC is an investment company within the                           x
        meaning of the ICA of 1940
    5.  Failure of FCARC to convey Receivables pursuant                     x
        to the PSA
    6.  Available Subordinated Amount has been reduced                      x
        to less than the Required Subordinated Amount
    7.  Servicer Default has occurred                                       x
    8.  Average monthly payment rate for past three                         x
        periods is less than 20%
    9.  Used vehicle percentage exceeds 10% for two                         x
        collection periods
   10.  Interest rate swap is terminated in accordance                      x
        with its terms
   11.  Outstanding principal amount of the certificates                    x
        is not repaid by the expected payment date

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    05/02/00 02:03 pm
  Investor Reporting System  v2.7     Monthly Statement         04/00 Activity
  ----------------------------------------------------------------------------
   Principal Receivables                                   Trust Total
                                                           -------------------
    Beginning Principal Receivables                        $8,118,551,638.40
     Current Floating Allocation Percentage                     100.00000000%
    Total Adjusted Principal Collections                   $3,549,110,103.74
     Payment Rate                                                      43.72%
     Principal Collections                                 $3,186,069,313.84
     Principal Collection Adjustments                        $362,839,482.41
     Principal Collections for Status Dealer Accounts            $201,307.49
    Principal Default Amounts                                    $200,000.00
     As a Percentage of Collections                               0.00563522%
    Aggregate New Principal Receivables                    $3,536,313,722.18
    Ending Principal Receivables                           $8,105,555,256.84
     New Floating Allocation Percentage                         100.00000000%
   Interest Collections                                    Trust Total
                                                           -------------------
    Total Interest Collections                                $70,094,010.00
     Interest Collections                                     $70,094,010.00
     Interest Collections for Status Dealer Accounts                   $0.00
     Recoveries on Receivables Written Off                             $0.00
    Monthly Yield                                                      10.36%
    Used Vehicle Principal Receivables Balance               $129,960,892.44
                                                                         1.60%
   Status Dealer Accounts                                  Trust Total
                                                           -------------------
    Beginning Balance                                          $1,042,438.49
     Principal Collections                                       $201,307.49
     Principal Write Offs                                        $200,000.00
     Interest Collections                                              $0.00
    Ending Balance                                               $641,131.00
   Subordination and Participation                         Trust Total
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
     Overconcentration Amount                                          $0.00
     Installment Amount                                                $0.00
     Other Ineligible Amounts                                          $0.00
    Available Subordinated Amount                            $390,000,000.00
    Required Subordinated Amount                             $390,000,000.00
    Required Participation  4.00%                            $140,400,000.00
    Required Participation and Subordinated Amount           $530,400,000.00

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    05/02/00 02:03 pm
  Investor Reporting System  v2.7     Monthly Statement         04/00 Activity
  ----------------------------------------------------------------------------
    Current Participation Amount                           $4,595,555,256.84
     Current Participation Percentage                                 866.43%
    Current Participation Shortfall                                    $0.00
    Available Seller Collections                           $2,054,466,090.87
    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00
    Available Seller Collections to FCARC                  $2,054,466,090.87

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    05/02/00 02:03 pm
  Investor Reporting System  v2.7     Monthly Statement         04/00 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1995-1
                                                           -------------------
    Certificates                                           $1,000,000,000.00
     Current Floating Allocation Percentage                      12.31746800%

    Total Adjusted Principal collections                     $437,160,501.26
    Principal Default Amounts                                     $24,634.94
    Total Interest Collections                                 $8,633,807.25

   Source and Use of Funds                                 1995-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $8,633,807.25
     Investment and Net Swap Proceeds                                  $0.00
     Reserve Fund Balance                                      $3,500,000.00
    Total Investor Collections and Reserve Fund               $12,133,807.25

     Certificates Outstanding                              $1,000,000,000.00
     Certificate Rate                                                 6.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $5,416,666.67
    Net Trust Swap Receipts not req. to be paid                  $604,166.67
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $4,812,500.00
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $833,333.33
    Servicing Fees Paid                                          $833,333.33
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,500,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                           $24,634.94
    Current Investor Default Amount Paid                          $24,634.94
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,963,338.98


                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    05/02/00 02:03 pm
  Investor Reporting System  v2.7     Monthly Statement         04/00 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1995-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $111,111,111.11
    Required Subordinated Amount                             $111,111,111.11

    Required Participation  4.00%                             $40,000,000.00
    Required Participation and Subordinated Amount           $151,111,111.11

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,500,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $15,012,152.78
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid           $1,237,847.23
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1995-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    05/02/00 02:03 pm
  Investor Reporting System  v2.7     Monthly Statement         04/00 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-1
                                                           -------------------
    Certificates                                             $800,000,000.00
     Current Floating Allocation Percentage                       9.85397440%

    Total Adjusted Principal collections                     $349,728,401.01
    Principal Default Amounts                                     $19,707.95
    Total Interest Collections                                 $6,907,045.80

   Source and Use of Funds                                 1996-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $6,907,045.80
     Investment and Net Swap Proceeds                           ($183,333.33)
     Reserve Fund Balance                                      $2,800,000.00
    Total Investor Collections and Reserve Fund                $9,523,712.47

     Certificates Outstanding                                $800,000,000.00
     Certificate Rate                                                 5.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $3,666,666.67
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $3,666,666.67
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $666,666.67
    Servicing Fees Paid                                          $666,666.67
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,800,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                           $19,707.95
    Current Investor Default Amount Paid                          $19,707.95
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,370,671.18


                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    05/02/00 02:03 pm
  Investor Reporting System  v2.7     Monthly Statement         04/00 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $88,888,888.89
    Required Subordinated Amount                              $88,888,888.89

    Required Participation  4.00%                             $32,000,000.00
    Required Participation and Subordinated Amount           $120,888,888.89

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,800,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $11,000,000.01
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid                   $0.00
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    05/02/00 02:03 pm
  Investor Reporting System  v2.7     Monthly Statement         04/00 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-2
                                                           -------------------
    Certificates                                             $960,000,000.00
     Current Floating Allocation Percentage                      11.82476928%

    Total Adjusted Principal collections                     $419,674,081.21
    Principal Default Amounts                                     $23,649.54
    Total Interest Collections                                 $8,288,454.96

   Source and Use of Funds                                 1996-2
                                                           -------------------
     Investor Interest Funding Account Balance                 $8,288,454.96
     Investment and Net Swap Proceeds                            $396,333.33
     Reserve Fund Balance                                      $3,360,000.00
    Total Investor Collections and Reserve Fund               $12,044,788.29

     Certificates Outstanding                                $960,000,000.00
     Certificate Rate                                                 6.2263%
     Days in Interest Period                                              28
    Current Interest Due                                       $4,648,933.33
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month                $367,400.00
    Current Interest Paid                                      $5,016,333.33
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $800,000.00
    Servicing Fees Paid                                          $800,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,360,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                           $23,649.54
    Current Investor Default Amount Paid                          $23,649.54
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,844,805.42


                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    05/02/00 02:03 pm
  Investor Reporting System  v2.7     Monthly Statement         04/00 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-2
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $106,666,666.67
    Required Subordinated Amount                             $106,666,666.67

    Required Participation  4.00%                             $38,400,000.00
    Required Participation and Subordinated Amount           $145,066,666.67

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,360,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $14,943,000.00
    Interest Payment Date?                                                  Y
    Cum. Net Trust Swap Receipts not req. to be paid                   $0.00
    Interest Payment Amount Due                               $14,943,000.00
    Interest Payment Amount Paid                              $14,943,000.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-2
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                    $15.56562500
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                          $15.56562500

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    05/02/00 02:03 pm
  Investor Reporting System  v2.7     Monthly Statement         04/00 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1997-1
                                                           -------------------
    Certificates                                             $750,000,000.00
     Current Floating Allocation Percentage                       9.23810100%

    Total Adjusted Principal collections                     $327,870,375.94
    Principal Default Amounts                                     $18,476.20
    Total Interest Collections                                 $6,475,355.44

   Source and Use of Funds                                 1997-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $6,475,355.44
     Investment and Net Swap Proceeds                                  $0.00
     Reserve Fund Balance                                      $2,625,000.00
    Total Investor Collections and Reserve Fund                $9,100,355.44

     Certificates Outstanding                                $750,000,000.00
     Certificate Rate                                                 6.3713%
     Days in Interest Period                                              28
    Current Interest Due                                       $3,716,562.50
    Net Trust Swap Receipts not req. to be paid                  $107,187.50
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $3,609,375.00
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $625,000.00
    Servicing Fees Paid                                          $625,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,625,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                           $18,476.20
    Current Investor Default Amount Paid                          $18,476.20
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,222,504.24


                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    05/02/00 02:03 pm
  Investor Reporting System  v2.7     Monthly Statement         04/00 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1997-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $83,333,333.33
    Required Subordinated Amount                              $83,333,333.33

    Required Participation  4.00%                             $30,000,000.00
    Required Participation and Subordinated Amount           $113,333,333.33

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,625,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $3,609,375.00
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $107,187.50
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1997-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000